UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 6, 2009

Covidien public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cherrywood Business Park

Block G, First Floor

Loughlinstown

Co. Dublin, Ireland

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 353 1 439-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 6, 2009, Covidien plc issued a press release announcing the results of a tender offer by Transformer Delaware Corp., a wholly owned subsidiary of Covidien plc through its wholly owned subsidiary, United States Surgical Corporation, to purchase all of the outstanding shares of Common Stock of Aspect Medical Systems, Inc., and a press release announcing that it had completed its acquisition of Aspect Medical Systems, Inc. through United States Surgical Corporation. A copy of each press release is attached as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated November 6, 2009 announcing the results of the tender offer.

99.2	Press Release, dated November 6, 2009 announcing the completion of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PLC

By:  /s/  Matthew J. Nicolella

        Matthew J. Nicolella

        Vice President & Assistant Secretary

Date: November 6, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 6, 2009 announcing the results of the tender offer.

99.2	Press Release, dated November 6, 2009 announcing the completion of the acquisition.